Exhibit 99.1

LOCK-UP AGREEMENT

November 14, 2025

TREASURE GLOBAL INC

Ladies and Gentlemen:

In order to stabilize the stock price, build investor confidence, and potentially enhance long-term stock value, each Shareholder is, as of the date of this Agreement, the sole and legal beneficial owner of such number of Company Shares as set forth in Schedule 1 hereto (each, a “Shareholder” or collectively referred as “Shareholders”) irrevocably agrees with Treasure Global Inc, a Delaware corporation (the “Company”), that, from the date hereof until one (1) year thereafter (such period, the “Restriction Period”), the Shareholders will not offer, sell, contract to sell, hypothecate, pledge, or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by each Shareholder or any affiliate of each Shareholder or any person in privity with the Shareholders or any affiliate of the Shareholders), directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with respect to, any shares of common stock, par value $0.00001 per share, of the Company (“Common Stock”) or securities convertible, exchangeable, or exercisable into, shares of Common Stock of the Company beneficially owned, held, or hereafter acquired by each Shareholder (the “Securities”) or make any demand for or exercise any right or cause to be filed a registration, including any amendments thereto, with respect to the registration of any shares of Common Stock or Common Stock Equivalents or publicly disclose the intention to do any of the foregoing. Beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. Each Shareholder acknowledges that the Company shall provide written notice to the transfer agent of the Company to inform them of the Restriction Period, which written notice shall include notification by email. In order to enforce this covenant, the Company shall impose irrevocable stop-transfer instructions preventing the transfer agent of the Company from effecting any actions in violation of this Letter Agreement.

Notwithstanding the foregoing, and subject to the conditions below, each Shareholder may transfer the Securities provided that (1) the Company receives a signed lock-up letter agreement (in the form of this Letter Agreement) for the balance of the Restriction Period from each donee, trustee, distributee, or transferee, as the case may be, prior to such transfer, (2) any such transfer shall not involve a disposition for value, (3) such transfer is not required to be reported with the Securities and Exchange Commission in accordance with the Exchange Act and no report of such transfer shall be made voluntarily, and (4) neither the Shareholders nor any donee, trustee, distribute, or transferee, as the case may be, otherwise voluntarily effects any public filing or report regarding such transfers, with respect to transfer:

i)	as a bona fide gift or gifts;

ii)

to any immediate family member or to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned (for purposes of this Letter Agreement, “immediate family” shall mean any relationship by blood, marriage, or adoption, not more remote than first cousin);

iii)	to any corporation, partnership, limited liability company, or other business entity all of the equity holders of which consist of the undersigned and/or the immediate family of the undersigned;

iv)

if the undersigned is a corporation, partnership, limited liability company, trust, or other business entity (a) to another corporation, partnership, limited liability company, trust, or other business entity that is an Affiliate of the undersigned or (b) in the form of a distribution to limited partners, limited liability company members, or stockholders of the undersigned;

v)	if the undersigned is a trust, to the beneficiary of such trust; or

vi)	by will, other testamentary document, or intestate succession to the legal representative, heir, beneficiary, or a member of the immediate family of the undersigned.

In addition, notwithstanding the foregoing, this Letter Agreement shall not restrict the delivery of shares of Common Stock to the undersigned upon (i) exercise any options granted under any employee benefit plan of the Company; provided that any shares of Common Stock or Securities acquired in connection with any such exercise will be subject to the restrictions set forth in this Letter Agreement, or (ii) the exercise of warrants; provided that such shares of Common Stock delivered to the undersigned in connection with such exercise are subject to the restrictions set forth in this Letter Agreement.

Furthermore, each Shareholder may enter into any new plan established in compliance with Rule 10b5-1 of the Exchange Act; provided that (i) such plan may only be established if no public announcement or filing with the Securities and Exchange Commission, or other applicable regulatory of shares of Common Stock are made pursuant to such plan during the Restriction Period. authority, is made in connection with the establishment of such plan during the Restriction Period and (ii) no sale of shares of Common Stock are made pursuant to such plan during the Restriction Period.

Each Shareholder hereby represents that each Shareholder has the power and authority to execute, deliver, and perform this Letter Agreement, that each Shareholder has received adequate consideration therefor and that each Shareholder will indirectly benefit from this Letter Agreement (i.e., the potential appreciation in stock value as a result of increased market confidence due to the terms of this Letter Agreement).

This Letter Agreement may not be amended or otherwise modified in any respect without the written consent of each of the Company and the Shareholder. This Letter Agreement shall be construed and enforced in accordance with the laws of the State of New York without regard to the principles of conflict of laws. Each Shareholder hereby irrevocably submits to the exclusive jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in Manhattan, for the purposes of any suit, action, or proceeding arising out of or relating to this Letter Agreement, and hereby waives, and agrees not to assert in any such suit, action, or proceeding, any claim that (i) it is not personally subject to the jurisdiction of such court, (ii) the suit, action, or proceeding is brought in an inconvenient forum, or (iii) the venue of the suit, action, or proceeding is improper. Each Shareholder hereby irrevocably waives personal service of process and consents to process being served in any such suit, action, or proceeding by receiving a copy thereof sent to the Company at the address in effect for notices as provided by the Company and agrees that such service shall constitute good and sufficient service of process and notice thereof. Each Shareholder hereby waives any right to a trial by jury. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each Shareholder agrees and understands that this Letter Agreement does not intend to create any relationship between the undersigned and any Purchaser and that no Purchaser is entitled to cast any votes on the matters herein contemplated and that no issuance or sale of the Securities is created or intended by virtue of this Letter Agreement.

This Letter Agreement shall be binding on successors and assigns of the Shareholders with respect to the Securities and any such successor or assign shall enter into a similar agreement for the benefit of the Purchasers.

*** SIGNATURE PAGE FOLLOWS***

This Letter Agreement may be executed in two or more counterparts, all of which when taken together may be considered one and the same agreement.

Name	Signature

ASTUTE ALL ADVISORY LTD	/s/ Jaylvin Chan
(Registration No.2162272)	Name:	Jaylvin Chan
	Position:	Director

TEO CHONG CHAN	/s/ Teo Chong Chan
(NRIC NO.830616-06-5113)

CHUAH SU CHEN	/s/ Chua Su Chen
(NRIC No.790412-08-5696)

CHAN MENG CHUN	/s/ Chan Meng Chun
(NRIC No.720404-02-5163)

FALCON GATEWAY SDN BHD	/s/ Chua Jung Sid
(Company No.201601019375 (1190312-P))	Name:	Chua Jung Sid
	Position:	Director

BOON SOUW FUNG	/s/ Boon Souw Fung
(NRIC NO.860714-56-5493)

VERA LEE	/s/ Vera Lee
(NRIC NO.930923-07-5694)

SAMANTHA LISA EMMANUEL A/P SHANMUGANATHAN	/s/ Samantha Lisa Emmanuel
(NRIC NO.961025-10-6120)

HOH KOK LEONG	/s/ Hoh Kok Leong
(NRIC NO.930331-10-5685)

TAN WEI SHENG	/s/ Tan Wei Sheng
(NRIC NO.841223-07-5437)

MYVIKO SOLUTION SDN BHD	/s/ Lee Yong Fei
(Company No.201801046639 (1308671-T))	Name:	Lee Yong Fei
	Position:	Director

NEXE CLOUD LIMITED	/s/ Pooi Li Shuang
(Registration No.2175333)	Name:	Pooi Li Shuang
	Position:	Director

WESHARE MANAGEMENT SDN BHD	/s/ Mohd Fadli
(Company No. 202201007851 (1453548-X))	Name:	Mohd Fadli
	Position:	Director

RICHARD LOW KEAN HUAT	/s/ Richard Low Kean Huat
(NRIC NO.920125-10-5255)

LIM SEH NGOH	/s/ Lim Seh Ngoh
(NRIC NO.640629-10-5236)

KOH CHYI TENG	/s/ Koh Chyi Teng
(NRIC NO.970509-26-5034)

IVY LING LIN	/s/ Ivy Ling Lin
(NRIC NO.930912-08-5408)

HO YU JING	/s/ Ho Yu Jing
(NRIC NO.900206-07-5561)

LEE YONG CHING	/s/ Lee Yong Ching
(NRIC NO.930302-10-5061)

OCTAGRAM INVESTMENT LIMITED	/s/ Aaron Gomez
(Company No. LL18989)	Name:	Aaron Gomez
	Position:	Director

WONG CHUN SUM	/s/ Wong Chun Sum
(NRIC NO. A57171650)

ANDY CHUA YONG KHENG	/s/ Andy Chua Yong Kheng
(NRIC NO.921022-11-5201)

VCI EQUITY FUND LIMITED	/s/ Ang Zhi Fen
(Registration No. LL17636)	Name:	Ang Zhi Feng
	Position:	Director

Address for Notice:

276 5th Avenue Suite 704

#739 New York, NY 10001

By signing below, the Company agrees to enforce the restrictions on transfer set forth in this Letter Agreement.

TREASURE GLOBAL INC

/s/ Carlson Thow
Name:	CARLSON THOW
Title:	Chief Executive Officer

SCHEDULE 1

PARTICULARS OF SHAREHOLDERS

No.	Name	Number of Shares	Shareholding Percentage
1.	ASTUTE ALL ADVISORY LTD (Registration No.2162272) Nerine Chambers, PO Box 905, Road Town, Tortola, British Virgin Islands	1,666,667	9.826%
2.	TEO CHONG CHAN (NRIC NO.830616-06-5113) No. 73, Jalan USJ 13/4, 47620 Subang Jaya, Selangor	200,673	1.183%
3.	CHUAH SU CHEN (NRIC No.790412-08-5696) No. 32 Jalan Setia Impian, U13/6E, Setia Alam, Seksyen U13, 40170 Shah Alam, Selangor	172,550	1.017%
4.	CHAN MENG CHUN (NRIC No.720404-02-5163) No.24, Jalan PP 5/18, Taman Putra Prima, 47100 Puchong, Selangor	372,326	2.195%
5.	FALCON GATEWAY SDN BHD (Company No.201601019375 (1190312-P)) B-5-23, Empire Subang Soho, Jalan SS16/1, 47500 Subang Jaya, Selangor	2,520	0.015%
6.	BOON SOUW FUNG (NRIC NO.860714-56-5493) No. 37 Jalan Bunga Mawar 4, Taman Suria Jaya, 56000 Cheras, Kuala Lumpur	82,192	0.485%
7.	VERA LEE (NRIC NO.930923-07-5694) No. 7, Jalan USJ 1/2G, 47600 Subang Jaya, Selangor	53,763	0.317%
8.	SAMANTHA LISA EMMANUEL A/P SHANMUGANATHA (NRIC NO.961025-10-6120) No. 21 Jalan USJ 6/2Q, 47610 Subang Jaya, Selangor	53,763	0.317%
9.	HOH KOK LEONG (NRIC NO.930331-10-5685) No.15, Jalan LP 8/5, Taman Lestari Perdana, 43300 Seri Kembangan, Selangor	53,763	0.317%
10.	TAN WEI SHENG (NRIC NO.841223-07-5437) Block B-13A-01, The Potpourri Condo, Ara Damansara, 47301 Petaling Jaya, Selangor	39,190	0.231%
11.	MYVIKO SOLUTION SDN BHD (Company No.201801046639 (1308671-T)) F-2-43, Blok F, Taipan Damansara 2, Jalan PJU 1A/3, Ara Damansara, 47301 Petaling Jaya, Selangor	3,094,250	18.242%
12.	NEXE CLOUD LIMITED (Registration No.2175333) Palm Grove House, PO Box 438, Road Town, Tortola, VG1110 British Virgin Islands	522,223	3.079%

No.	Name	Number of Shares	Shareholding Percentage
13.	WESHARE MANAGEMENT SDN BHD (Company No. 202201007851 (1453548-X)) No. 21-2, Jlaan Helang 13, Bandar Puchong Jaya, 47100 Puchong, Selangor	1,764,706	10.404%
14.	RICHARD LOW KEAN HUAT (NRIC NO.920125-10-5255) 12 Jalan Damai Perdana 9/2E, Bandar Damai Perdana, Cheras 56000 Kuala Lumpur	71,600	0.422%
15.	LIM SEH NGOH (NRIC NO.640629-10-5236) 56 Jalan Jalil Perkasa 18, Taman Esplanad, Bukit Jalil, 57000 Kuala Lumpur	70,457	0.415%
16.	KOH CHYI TENG (NRIC NO.970509-26-5034) No. 19 Jalan SP6/7, Taman Segar Perdana, Cheras, 43200 Selangor	67,873	0.400%
17.	IVY LING LIN (NRIC NO.930912-08-5408) No. 15-2, Jalan PJU 7/16A, Mutiara Damansara, 47820 Petaling Jaya, Selangor	72,000	0.424%
18.	HO YU JING (NRIC NO.900206-07-5561) A-13-02, Pavillion Hilltop Mont Kiara, Jalan Changkat Duta Kiara, 50480 Kuala Lumpur	67,901	0.400%
19.	LEE YONG CHING (NRIC NO.930302-10-5061) No. 26 Villa Bovelin, Lorong Awan Cina, Taman Yarl, 58200 Kuala Lumpur	28,846	0.170%
20.	OCTAGRAM INVESTMENT LIMITED (Company No. LL18989) Lot A020, Level 1, Podium Level Financial Park, Jalan Merdeka, 87000 Labuan, Malaysia	30,846	0.182%
21.	WONG CHUN SUM (NRIC NO. A57171650) O.15 Jalan Merak Off Batu 3, Jalan Ipoh, 51100 Kuala Lumpur	29,646	0.175%
22.	ANDY CHUA YONG KHENG (NRIC NO.921022-11-5201) A9-11, Nova Saujana, Jalan Lapangan Terbang Subang, 40150 Shah Alam, Selangor	28,446	0.168%
23.	VCI EQUITY FUND LIMITED (Registration No. LL17636) Lot A020, Level 1, Podium Level Financial Park, Jalan Merdeka, 87000 Labuan, Malaysia	31,446	0.185%
24.	TAN EE WEI (NRIC NO.901231-07-5017) No. 9, Restree Residence, Jalan USJ 17/16, 47630 Subang Jaya, Selangor	82,192	0.485%